Supplemental Cash Flow Information	12 Months Ended
Sep. 27, 2013
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information

22. SUPPLEMENTAL CASH FLOW INFORMATION

The following is supplemental cash flow information regarding noncash investing and financing activities:

•	As of September 27, 2013 and September 28, 2012, the Company had $2.4 million and $1.1 million, respectively, in unpaid amounts related to purchases of property and equipment and intangibles included in accounts payable and accrued liabilities. These amounts have been excluded from the payments for purchases of property and equipment until paid.

•	In June 2012, GaAs Labs contributed $2.1 million to Nitronex as a capital contribution in connection with a note payable previously executed between GaAs Labs and Nitronex.

•	In March 2012, upon completion of the IPO, all shares of convertible preferred stock converted into common stock. As a result, the carrying values immediately prior to the conversion of Series A-1 convertible preferred stock ($64.0 million), Series A-2 convertible preferred stock ($42.4 million), and Class B ($78.2 million) were reclassified to stockholders’ equity, primarily as in additional paid-in capital. In addition, the carrying value of the Class B conversion liability immediately prior to conversion of the Class B ($125.5 million) was reclassified to additional paid-in capital.

•	In fiscal year 2011, pursuant to the terms of an escrow agreement from a merger in fiscal year 2010, the Company withheld the payment of $863,000 in dividends, which were either paid or forfeited in fiscal year 2012 pursuant to the terms of the arrangement.